UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2010

VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

379 Oyster Point Boulevard, Suite 10, South San Francisco, California 94080
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:     (650) 624-1000

_________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 24, 2010, VaxGen, Inc. (“VaxGen”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger and Reorganization dated May 28, 2010 (the “Merger Agreement”), by and among VaxGen, Violet Acquisition Corporation, a wholly owned subsidiary of VaxGen, Violet Acquisition LLC, a wholly owned subsidiary of VaxGen, diaDexus, Inc. (“diaDexus”), and John E. Hamer as the agent of diaDexus’ stockholders.

The Amendment, among other things, (a) removes the closing condition that the California Commissioner of Corporations issue a permit under Section 25121 of the California Corporations Code for the issuance of VaxGen’s common stock pursuant to the Merger Agreement or that such shares be registered on a Form S-4 which has been declared effective by the Securities and Exchange Commission (the “SEC”); (b) provides for the issuance of the shares of VaxGen’s common stock pursuant to the Merger Agreement to be made pursuant to an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D of the SEC promulgated thereunder; (c) provides that the information delivered to diaDexus stockholders regarding the proposed mergers shall satisfy all applicable information and disclosure requirements set forth in Rule 502 under the Securities Act; and (d) provides that diaDexus will use its commercially reasonable efforts to solicit and obtain the written consent of its stockholders to approve the proposed transaction by July 2, 2010 and promptly mail to each stockholder of diaDexus entitled to appraisal rights a notice of such consent in accordance with the provisions of Section 262(d)(2) of the Delaware General Corporation Law.

In addition, the Amendment modifies the closing date of the proposed mergers to be the later of (i) July 28, 2010 and (ii) as promptly as practicable (and in any event within two (2) business days) after satisfaction or waiver of the conditions set forth in Article 6 of the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

Information Statement

On June 25, 2010 an information statement was mailed to the stockholders of diaDexus in connection with the solicitation of their vote in favor of the adoption of the Merger Agreement, as amended, and the approval of the mergers contemplated thereby (the “Transaction”). Excerpts from such information statement containing certain disclosures regarding diaDexus are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K (financial statements included therein are unaudited, subject to change and not in compliance with Regulation S-X).  Capitalized terms used in Exhibit 99.1 but not otherwise defined shall have the meanings ascribed to them in this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibit 99.1 and Exhibit 99.2, the Company makes no admission as to the materiality of any such information.   This is not an offer to sell or a solicitation of an offer to buy any security, nor is this an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which such offer or sale would be unlawful.

Forward-Looking Statements

This report, including Exhibit 99.1, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about diaDexus and VaxGen. Such statements include, but are not limited to, statements about the expected timing of the completion of the transaction, diaDexus' plans, objectives, expectations and intentions with respect to future operations and products and other statements that are not historical in nature, particularly those that utilize terminology such as "will," "potential", "could," "can," "believe," "intends," "continue," "plans," "expects," "estimates" or comparable terminology. Forward-looking statements are based on current expectations and assumptions, and entail various known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to diaDexus and VaxGen that could cause actual results to differ materially from those expressed in such forward-looking statements include the risk of general business and economic conditions; the failure of the diaDexus stockholders to approve the transaction; the failure to realize the anticipated benefits from the transaction or delay in realization thereof; the failure of either party to meet any of the other conditions to the closing of the transaction; and the risks described in Exhibit 99.1. Additional factors that could cause VaxGen's results to differ materially from those described in the forward-looking statements can be found in VaxGen's most recent annual reports on Form 10-K and subsequent quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are filed with the SEC and available at the SEC's web site at www.sec.gov and which discussions also are incorporated herein by reference. The information set forth herein speaks only as of the date hereof, and diaDexus and VaxGen disclaim any intention and do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

2.1
Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated June 24, 2010, by and among VaxGen, Inc., Violet Acquisition Corporation, Violet Acquisition LLC, diaDexus, Inc., and John E. Hamer as the agent of diaDexus’ stockholders

99.1	Risks Related to the Business of diaDexus

99.2	diaDexus, Inc. financial statements as of December 31, 2009 and December 31, 2008 (unaudited and subject to change)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: June 25, 2010	By:	/s/ James P. Panek
	Name:	James P. Panek
	Title:	President

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

2.1
Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated June 24, 2010, by and among VaxGen, Inc., Violet Acquisition Corporation, Violet Acquisition LLC, diaDexus, Inc., and John E. Hamer as the agent of diaDexus’ stockholders

99.1	Risks Related to the Business of diaDexus

99.2	diaDexus, Inc. financial statements as of December 31, 2009 and December 31, 2008 (unaudited and subject to change)